REED'S INC

November 2020


ORIGINAL
REED'S
ALL-NATURAL
REAL*
CLASSIC*CLEAN

SAFE HARBOR

CAUTIONARY NOTE REGARDING FORWARD LOOKING STATEMENTS

This presentation includes "forward-looking statements," within the meaning of the U.S. Securities Act of 1933, as amended and the U.S. Securities Exchange Act of 1934, as amended, or the "Exchange Act." Forward looking statements are not based on historical information and include, without limitation, statements regarding our future financial condition and results of operations, business strategy and plans and objectives for future operations. Forward-looking statements reflect our current views with respect to future events, based upon estimates and assumptions made by us that are believed to be reasonable. While Reed's is working to achieve those goals and strategies, actual results could differ materially from those projected in the forward-looking statements as a result of a number of risks, assumptions and uncertainties. These risks, assumptions and uncertainties include difficulty in marketing Reed's products and services, maintaining and protecting brand recognition, the need for significant capital, dependence on third party distributors, dependence on third party brewers, increasing costs of fuel and freight, protection of intellectual property, competition and other factors, any of which could have an adverse effect on the business plans of Reed's, its reputation in the industry or its expected financial return from operations and results of operations. These risks, assumptions and uncertainties are not necessarily all of the important factors that could cause actual results to differ materially from those expressed in any of our forward-looking statements. Other unknown or unpredictable factors also could harm our results. Words such as "anticipate," "believe," "continue," "could," "estimate," "expect," "intend," "may," "plan," "predict," "project," "should," and "will" and variations of such words and similar expressions are intended to identify such forward-looking statements. In light of significant risks and uncertainties inherent in forward-looking statements included herein, the inclusion of such statements should not be regarded as a representation by Reed's that they will achieve such forward-looking statements or predictors of future events. All of the forward-looking statements we have included in this presentation are based on information available to us on the date of this presentation. We undertake no obligation, and specifically decline any obligation, to update publicly or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

PRELIMINARY FINANCIAL INFORMATION AND GUIDANCE

Preliminary financial information and guidance should not be viewed as a substitute for full financial statements prepared in accordance with GAAP. Estimated preliminary results are subject to completion of our customary quarterly and annual financial closing and audit and review procedures and are not comprehensive statements of our financial results. In addition, preliminary financial information is not necessarily indicative of the results to be achieved in any future period. Our financial statements and related notes as of and for the fiscal year ended December 31, 2020 are not expected to be filed with the SEC until after this offering is completed.

USE OF NON-GAAP FINANCIAL MEASURES

In addition to our GAAP results, we present Modified EBITDA as a supplemental measure of our performance. However, Modified EBITDA is not a recognized measurement under GAAP and should not be considered as an alternative to net income, income from operations or any other performance measure derived in accordance with GAAP, or as an alternative to cash flow from operating activities as a measure of liquidity. We define Modified EBITDA as net income (loss), plus interest expense, depreciation and amortization, stock-based compensation, changes in fair value of warrant expense, and one-time restructuring-related costs including employee severance and asset impairment. We consider our core operating performance to be that which our managers can affect in any particular period through their management of the resources that affect our underlying revenue and profit generating operations during that period. Non-GAAP adjustments to our results prepared in accordance with GAAP are itemized in our 10-K for the fiscal year ended December 31, 2019, as filed with the SEC on March 18, 2020 and amended on April 8, 2020, and 10-Q for the period ended June 20, 2020, as filed with SEC on August 8, 2020. Readers are encouraged to evaluate these adjustments and the reasons we consider them appropriate for supplemental analysis. In evaluating Modified EBITDA, the reader should be aware that in the future we may incur expenses that are the same as or similar to some of the adjustments in this presentation. Our presentation of Modified EBITDA should not be construed as an inference that its future results will be unaffected by unusual or non-recurring items. We present Modified EBITDA because we believe it assists investors and analysts in comparing our performance across reporting periods on a consistent basis by excluding items that we do not believe are indicative of our core operating performance. In addition, we use Modified EBITDA in developing our internal budgets, forecasts and strategic plan; in analyzing the effectiveness of our business strategies in evaluating potential acquisitions; making compensation decisions; and in communications with our board of directors concerning our financial performance.

A reconciliation of net income (loss) to Modified EBITDA for the fiscal years ended December 31, 2019 and December 31, 2018 and the three months ended September 30, 2020 and September 30, 2019 is included in the accompanying financial schedules to this presentation.

We also present forward-looking non-GAAP financial information in this presentation. Reed's is unable to present a reconciliation of forward-looking non-GAAP financial information because management cannot reliably predict all of the necessary components of such measures. Such components include Depreciation and Amortization, Interest Expense, Stock Option and other Non Cash Compensation and Financing costs (including Warrant Modifications and change in fair value of warrant liability). The relative significance of each component is not ascertainable at this time.

REED'S INC

OFFERING SUMMARY

Company	Reed's, Inc.
Exchange / Ticker	Nasdaq: REED
Transaction Type	Confidentially Marketed Follow-On
Offering	$11 million
Share Price (as of 11/9/2020)	$0.87
Sole Manager	Roth Capital Partners
Use of Proceeds	Pay off Harbor Raptor Note, Working Capital and General Corporate Purposes

REED'S INC COMPANY SNAPSHOT

Market Statistics	
Share Price (as of 11/9/2020)	$0.87
52 Week High	$1.64
52 Week Low	$0.36
Average Volume (3 month)[1]	265,593
Fully-Diluted Shares Outstanding[2]	63.4 million
Market Capitalization[1,2]	$55.3 million
Debt (as of 9/30/2020)	$10.2 million
Cash (as of 9/30/2020)	$0.9 million
Preferred Stock (as of 9/30/2020)	$0.1 million
Enterprise Value[1,2]	$64.7 million
Enterprise Value / 2020 Net Sales[1,2]	1.6x
Enterprise Value / 2021 Net Sales[1,2]	1.4x

Top Holders[3]

Holder	Common Stock	% Held
Bello, John J.	4,094,819	6.5%
Handelsbanken Asset Management	3,450,000	5.4%
Polar Asset Management Partners	3,065,917	4.8%
Union Square Park Capital Management	3,024,284	4.8%
Raptor Holdco GP	2,469,314	3.9%
Bard Associates Inc.	2,258,550	3.6%
Royce & Associates	1,556,876	2.5%
Archon Capital Management	1,288,341	2.0%
The Vanguard Group	1,011,398	1.6%
Essex Investment Management Company	851,091	1.3%
Reed, Judy Holloway	737,995	1.2%
Reed, Christopher J.	737,995	1.2%
Meyer Handelman Company	724,000	1.1%
Snyder Jr., Norman E.	533,333	0.8%
Beacon Pointe Advisors	528,836	0.8%
Stalowir, Valentin M.	446,049	0.7%
Quaker Capital Investments	366,263	0.6%
Renaissance Technologies Corp.	338,200	0.5%
BlackRock	273,229	0.4%
Other Shareholders	35,655,820	54.3%
Total	63,412,310	100.0%

[1] As of 10/30/2020.
[2] Treasury stock method.
[3] Source: SEC filings, Capital IQ, Bloomberg and REED management.

INTRODUCTION



Norman E. Snyder

Chief Executive Officer

- Joined Reed's in September 2019
- 20+ years of operations experience in the beverage industry
- Experience working alongside John Bello at SoBe and NFL Properties
- Has experience in all facets of beverage industry – sales, marketing, operations and finance



Tom Spisak

Chief Financial Officer

- Joined Reed's in December 2019
- Prior VP Finance/Controller for Diageo
- 20+ years of finance experience in alcohol beverage industry including key commercial finance roles

REED'S INC

OPPORTUNITY OF SHIFTING CONSUMER BEHAVIOR

Reed's believes Consumers have moved from the initial shock of COVID and pantry loading to self assessment and the acceleration of consuming better-for-you products…

- ✓ **Natural** – desire for all-natural products is going mainstream
- ✓ **Clean Label** – 75% of consumers believe that fewer ingredients = healthier
- ✓ **Reduced Sugar** – shift away from high sugar and artificial sweeteners and Keto growing
- ✓ **Functionality** – move to added function to beverage with ginger/energy/hemp
- ✓ **Craft** – continued appeal of higher quality, independent, authentic brands
- ✓ **Premiumization** – steady march of US consumers embracing quality
- ✓ **"Better-for-You" Cocktails/Mocktails** – Mintel reports 35% growth, 2016-19
- ✓ **COVID-19** – consumers are increasingly reflecting on their health and lifestyle habits

Sources: Nielsen Annual Healthcare Shoppers survey, Mintel, Innova, BCG/IRI Small Brand Study, Whipstitch Capital Healthy Living Trends, Technomic, Cheers Magazine

REED'S INC FINANCIAL HIGHLIGHTS — Q3 2020 RESULTS

Net Sales

Quarter ended September 30 $'s in millions



20.8% Growth
$8.7
$10.6
Q3 2019
Q3 2020

Gross Margin

Quarter ended September 30



28.6%
32.1%
Q3 2019
Q3 2020

Operating Expenses

Quarter ended September 30 $'s in millions



17.7% Decrease
$6.9
$5.7
Q3 2019
Q3 2020

78.7% 53.6%

Operating Expenses as a % of Net Sales

Modified EBITDA

Quarter ended September 30 $'s in millions



($3.3)
$(2.0)
41.3% Decrease
Q3 2019
Q3 2020

REED'S INC FINANCIAL HIGHLIGHTS — Q4 2020 GUIDANCE

Net Sales

Quarter ended December 31 | $'s in millions



28.7% - 31.5% Growth
$9.4
$9.2
$7.2
Q4 2019
Q4 2020E
New Guidance

Gross Margin

Quarter ended December 31 | $'s in millions



33.0%
32.0%
8.3%[1]
Q4 2019
Q4 2020E
New Guidance

Modified EBITDA

Quarter ended December 31 | $'s in millions



$(1.8)
$(2.0)
($3.8)
47.2% - 52.5% Decrease
Q4 2019
Q4 2020E
New Guidance

[1] Includes $0.8M of inventory write-downs and $0.4M of year end true-up inventory reserves. Would have been 26% excluding discrete items.

REED'S INC FINANCIAL HIGHLIGHTS — ANNUAL GUIDANCE

Annual Net Sales

Fiscal year ended December 31

$'s in millions



18.6% - 19.2% Growth
13.6% - 16.2% Growth
$33.8
$40.3
$40.1
$46.6
$45.8
2019
2020E
2021P
New Guidance

Gross Margin

Fiscal year ended December 31



23.3%
30.0%
33.0%
32.0%
2019
2020E
2021P
New Guidance

REED'S INC | BALANCE SHEET IMPROVEMENTS

(In millions $)

	Maturity	Interest Rate	Conversion Price	As of 9/30/2020	Post-Offering and R&R Refinance
Debt					
Rosenthal & Rosenthal Line of Credit	3/30/2021	6.8%	N/A	$ 4.6	-
Harbor Raptor Convertible Note	4/21/2021	12.0%	$1.50	5.1[1]	-
Total Debt				$ 9.7	-
Availability					
Rosenthal & Rosenthal Line of Credit				$ 3.0	$10.6[2]
Cash				0.9	2.0[3]
Total Availability				$ 3.9	$ 12.6

[1] Harbor Raptor payoff is $5.0 million (Discount of $100,000 as of 9/30/2020 and ~$400,000 of capitalized interest at maturity). As consideration for the $500,000 discount, Harbor Raptor will be issued 1.0 million 5-year warrants exercisable at a 20% premium to the follow-on offering price per share.

[2] Management estimate based on current accounts receivable and inventory balances.

[3] Assumes full overallotment and net of fees.

DRIVING GROWTH TO PROFITABILITY

✓ **Continue Top Line Revenue Growth**

- Organically through closing distribution voids and improving execution
- Velocity growth
- Channel expansion
- Product introductions and packaging initiatives

✓ **Margin Enhancement**

- Formula optimization
- Procurement initiatives
- Tolling fee savings (contractual and through Pepsi network)
- Label modifications

✓ **Smart Investments**

- Team additions and upgrades (Rich Hubli, VP Operations)
- Strategic partnerships
- Marketing focus and campaigns
- Capital expenditures and co-packers

	Period Ended October 4, 2020	
	$ Sales vs. Prior Year	
	4-Weeks	Year-to-Date
Reed's	49.4%	33.2%
Virgil's	27.5%	23.0%

	Metric	% Growth
ACV	39.1 Points	7.4%
Pricing	+ $0.44 / Unit	9.1%
Velocity	8.0 Units	34.7%

Source: IRI Worldwide, US multi-outlet channel scan data

REED'S INC HOW WE HIT OUR 2021 PLAN


$40.2[1]
$46.2[1]
2020 Net Revenue Guidance
Ginger Ale
Reed's Core
Reed's Zero Extra
Virgil's Core
20oz PET
Virgil's Zero Cans
Virgil's Innov. Cans
Candy & Shots
2021 Net Revenue Guidance

[1] Assumes midpoint of new guidance range.

REED'S INC

HOW REED'S INTENDS TO GROW

Expand Distribution

CIRCLE K · Southeastern Grocers · 7-Eleven · Publix · 7-Eleven · QT QuikTrip

- "PUT" – Presence / Ubiquity / Tonnage
- Direct Store Delivery ("DSD") – Close the gaps
- Supers – C-Stores – Club
- Drug – Dollar – Food Service

Accelerate Velocity

- Shelf space improvement
- More space
- Cold
- Mixer
- Off shelf display
- Strategic promos

Innovate & Relevant Launches

- 20oz PET
- Larger PET Package
- New Flavors
- Zero Sugar
- Cans

Distribution


READY FOR
REAL
GINGER?
REED'S

REED'S INC DISTRIBUTION EXPANSION CONTINUES IN 2020

- New distributors, sales resources, merchandising tools helping increase reach
- Investment in slotting, trade spend, point of sale, couponing, racks and sampling

US Channel	Estimate Door Universe[1]	2020 Reed's Doors[1]	2020 New Doors Gained
NATURAL / SPECIALTY	8,000	6,600	900
GROCERY/MASS	40,000	25,662	1,420
DRUG	41,000	3,000	500
CLUB	2,400	55	55
ON-PREMISE (RESTAURANT/BAR)	670,000	3750	250
LIQUOR STORES	50,000	1250	250
CONVENIENCE STORES	150,000	1500	200
TOTAL	**961,400**	**41,817+**	**3,575**
2021 NEW DOOR GROWTH			**5,000 – 10,000**

- Significant upside in 2020 and beyond through penetrating on-premise, liquor and convenience channels

[1] Doors represent retail outlets in which product can be sold to a consumer.

INCREASE DSD FOOTPRINT – CLOSE WHITE SPACE

✓ **Align Anheuser-Busch Network ("AB Network") to service Publix & Southeastern Grocers**


Publix.
Southeastern
Grocers

✓ **Close DSD distribution in US**

- Improved service
- Limit out of stocks
- Improved merchandising

✓ **Open new channels of distribution**

- C-Store
- Liquor store
- On-premise
- Food service

✓ **Sales Incentives and Spiffs**

- Display incentives
- Distribution drives
- Close SKU voids
- Drive tonnage

REED'S® INTRODUCES, REALLY REAL GINGER ALE™

Q2 Launched Estimated 6,000 doors


ORIGINAL
REED'S
ALL NATURAL
REAL
GINGER ALE
CRISP • CLASSIC • CLEAN
Really → REAL GINGER ALE
ZERO
ZERO SUGAR

Reed's believes it will be in well over 10,000 doors by end of 2020[1]

GIANT EAGLE, FOOD LION, STOP&SHOP, Southeastern Grocers, Publix

ACME, Albertsons SAFEWAY, SPROUTS FARMERS MARKET, Harris Teeter Your Neighborhood Food Market

Walmart, BJ's, United supermarkets, Smart&Final, Bashas'

H-E-B, Kroger, FredMeyer, festival foods

BevMo! BEVERAGES & MORE, NATURAL GROCERS, shaw's, FRESH THYME FARMERS MARKET

Price Chopper, Total Wine & MORE, ALDI, RITE AID, HyVee

[1] Based on IRI Latest 52 weeks ending 10/18/2020.

REED'S INC

C-STORE EXECUTION


ZERO
REED'S
REAL
GINGER ALE
REED'S
REAL
GINGER ALE
VIRGIL'S

KEEP IT SIMPLE


7 ELEVEN
WATER
BURGERS
PIZZA MINIS

- Seek to close one chain per region in Q1 2021
- Bonus tied to execution & success
- Include shots/candy
- Leverage McLane & CoreMark
- Leverage DSD Network

20oz PET NEEDS TO RIP OUT OF COOLERS

NORTHEAST	SOUTHEAST	MIDWEST	CENTRAL	SOUTHWEST	NORTHWEST
QuickChek	RaceTrac WHATEVER GETS YOU GOING	CASEY'S GENERAL STORE	QT QuikTrip	CIRCLE K	plaid pantry
SHEETZ	7 ELEVEN	KWIK TRIP	stripes	Chevron ExtraMile	town pump
Wawa	CIRCLE K		MURPHY USA	TERRIBLE'S	Jacksons
	MAPCO				

Velocity


ORIGINAL
REED'S
ALL-NATURAL
REAL*
GINGER ALE
12 FL OZ (355 mL)

REED'S INC

GOOD NEWS IN Q4

STOP&SHOP



STOP & SHOP BARGAIN AISLE

- Holiday Time Frame (entire Q4)
- Halloween, Thanksgiving, Christmas and New Years
- 2 shelves (one ZERO & one Full Sugar)
- $3.99 everyday – 2/$7.00 on Feature

Potential 5,000 Cases

Kroger



- **Q4 ROLLER PROMOTION**

EDL PRICE	$3.99
ROLLER PRICE	$2.99

- **Q4 MEGA PROMOTION**

BUY 5 – MEGA ITEMS

2 WEEKS	GET $0.50 OFF
4 WEEKS	GET $1.00 OFF

Potential 30,000 Cases

Publix

- 9 – SKUS
- 800 to 1000 stores (est)
- December resets

Potential 6,000 Cases

NEW GINGER ALE VS REED'S EXTRA

New ginger ale driving velocity almost as strong as 30 year extra in less than 6 months…

Launched April 15, 2020




REED'S
REED'S

Velocity Comparison (units sold per store per week)

TOTAL US GROCERY	Walmart	FOOD LION	Kroger	GIANT EAGLE	Albertsons
3.1	9.5*	3.6	4.6	4.5	4.2
4.6	5.1	4.5	7.9	5.2	5.5

* 8 Packs equivalized to 4 Packs

Source: IRI LATEST YTD ENDING 8/30/20

REED'S INC

TRADE JOE'S RESULTS YTD THRU 9/30/2020

TRADER JOE'S

Strong performance despite cycling heavy pipeline fill on new SKUs Reed's Zero Extra and Virgil's Zero Root Beer…

Trader Joe's	Cases LY	Cases TY	% Diff	$ LY	$ TY	% Diff
Virgil's Root Beer	67,279	65,842	(2)%	$1,141,162	$1,185,718	4%
Virgil's Zero Root Beer	20,251	33,529	66%	350,116	603,522	72%
Total Virgil's	87,530	99,371	14%	$1,491,278	$1,789,240	20%
Reed's Extra	90,650	84,594	(7)%	$1,536,640	$1,523,917	(1)%
Reed's Extra Zero	21,297	49,151	131%	371,144	884,716	138%
Total Reed's	111,947	133,745	19%	$1,907,784	$2,408,633	26%
Total Reed's & Virgil's	199,477	233,116	17%	$3,399,062	$4,197,873	24%

Note: Internal company year-to-date as of 9/30/2020 for Trader Joe's, unaudited. Data compares YTD shipments through 9/30/20 vs same time period LY

REED'S INC INCREASE VELOCITY IN EACH CHAIN THROUGH 2021

Account	Estimated Total Store Universe	Estimated # of Stores Selling Reed's / Virgil's	Estimated % Active Stores	Estimated Units Sold per Store per Week
Whole Foods[1]	500	480	96.0%	41.8
Fred Meyer	133	132	99.2%	38.7
Wegmans	103	103	100.0%	23.9
Harris Teeter	260	258	99.2%	21.8
Hannaford	189	181	95.8%	14.5
Market Basket / DeMoulas	81	78	96.3%	14.2
Ralphs	465	362	77.8%	13.6
Kroger Banners (National)	2,257	1,950	86.4%	13.4
Giant Eagle	216	192	88.9%	12.1
Meijer	240	239	99.6%	11.9
Walmart	4,756	862	18.1%	10.7
Sprout's[2]	300	300	100.0%	10.3
Albertsons Southwest Division	190	177	93.2%	8.8
Albertsons Safeway Seattle Division	203	194	95.6%	8.6
Raley's	126	121	96.0%	8.4
Albertsons Northern California	250	224	89.6%	7.3
Albertsons Safeway (National)	2,252	1,539	68.3%	7.1
Ahold USA National (FL, SS, Han, Giant)	1,977	1,786	90.3%	6.9
Publix	1,252	792	63.3%	6.7
Stop & Shop	415	359	86.5%	6.5
Target	1,844	1,438	78.0%	6.4
Food Lion	1,029	980	95.2%	6.2
Stater Brothers	171	152	88.9%	6.2
Hyvee	245	175	71.4%	5.1
Save Mart	207	184	88.9%	5.1
Winn-Dixie	550	482	87.6%	4.8
Price Chopper	131	69	52.7%	4.7
ShopRite	296	129	43.6%	4.4
Brookshire	175	130	74.3%	4.2
Estimated Total Multi Outlet	100,000	38,909	38.9%	7.3

Goal: 13.5

National Avg: 7.3

Reed's is driving to increase units sold per store per week from 7.3 to 13.5

Source: IRI Latest 52 weeks ending 10/18/20

[1] Whole Foods Portal ended 7/28/20.

[2] Spins. Latest 4 weeks ended 10/4/20 with extrapolation for estimated 52 week volume.

Marketing


ORIGINAL
ZERO
REED'S
ALL-NATURAL
REAL
GINGER AL

REED'S ALL-NATURAL

VIRGIL'S

REED'S	VIRGIL'S
WIN WITH GINGER ALE	WIN IN ZERO SUGAR
GINGER BEER LEADERSHIP	

BRING THE FUN

REED'S INC CONTINUE TO POSITION REED'S VS MAINSTREAM ON QUALITY INGREDIENTS…


CRAFT
VIRGIL'S
ZERO SUGAR ROOT BEER
HANDCRAFTED ROOT BEER
REED'S
EXTRA
ZERO SUGAR EXTRA
ORIGINAL
ZERO
REAL GINGER ALE
CRISP•CLASSIC•CLEAN


Crap
JONES

WIN WITH TASTE & QUALITY


24pack
COLA
GINGER ALE
GINGER ROOT BEER
BLACK CHERRY
DR. ZE
zevia
ZERO CALORIE SODA
NO SUGAR
NO ARTIFICIAL SWEETENERS
12 FL OZ (355 mL)

QUANTITATIVE STUDY SHOWS A OPPORTUNITY WITH OUR KEY TARGET



Primary:
Health Conscious Consumer
AGE: 30 "something"
HH INCOME: $100K+
STATUS: Married/In Relationship, no kids
Gender Split: 52% Male, 48% Female



Secondary: Zevia Drinker
AGE: late 30s
HH INCOME: $75K - $200K
STATUS: Married/In Relationship, kids in HH
Gender Split: 68% Female, 32% Male

General (based on survey sample of ≈1,800)

- 72% of survey respondents who completed they survey indicated that they would consider purchasing Reed's ginger ale
- 89% of shoppers surveyed said they are willing to visit in the craft soda section

Health Conscious Segment

- Health Conscious segment was most likely to say they would be willing to try Reed's after seeing the positioning statements and product claims
- 81% HCS would definitely try or probably try Reeds® Real Ginger Ale™
- 75% of HCS drinkers say they would consider purchasing Reed's, and 59% say they would be willing to pay more compared to their regular Ginger Ale
- 44% of the HCS said they would consider purchasing Reeds® Real Ginger Ale™ on a daily or weekly basis
  - An additional 34% said they would consider purchasing Reeds® Real Ginger Ale™ 1-2 times a month
- 72% of HCS drinkers say they would be "Extremely or Very Interested" in a zero calorie, zero sugar version of Reed's

Zevia Drinkers

- 81% of ZD say they would consider purchasing Reed's, and 72% say they would be willing to pay more
- 84% of ZD say they would be "Extremely or Very Interested" in a zero calorie, zero sugar version of Reed's

Source: April 2020 Quant Survey Results, DonerX

2021 CORE STRATEGIES

1 WIN WITH GINGER ALE

- Target 2% of $1.1 B (+11.2%) Ginger Ale Category
- Source volume from CD and Zevia GA



2 GINGER BEER LEADERSHIP

- Ginger beer category $94M (15.8% YAG)
- Zero Sugar Ginger Beer $21M (+41%)
- Target Bundaberg $23M (+24%)



3 BEST IN ZERO SUGAR

- Target 10% of Zevia $104M (+25%)
- Source volume from Zevia and Mass Diets



4 BRING THE FUN

- Category Expansion (shots, Candy, RTD Mule) and resurrection of Handcrafted Virgil's Seasonal Items



Source: 52 WEEKS ENDING 7/12/2020. TOTAL US MULO & NATURAL

Give Consumers Relevant Products Where They Want It

CORE


VIRGIL'S
HANDCRAFTED DR. BETTER
ZERO SUGAR DR. BETTER
ZERO SUGAR GRAPEFRUIT
ZERO SUGAR GINGER ALE


REED'S
VIRGIL'S

CHANNEL PACKS

Ecommerce/ Club Packs


REED'S
REAL GINGER ALE


REED'S
REAL GINGER ALE
VIRGIL'S VIRGIL'S
1 Liter
20 oz.


VARIETY 12-PACK
MULE
ZERO SUGAR STORMY MULE



LIMITED EDITIONS




ROOTBEER PARTY KEG


ZERO
REED'S
REAL GINGER ALE

REED'S INC

2021 INNOVATION — PET 20 OZ

BUSINESS OBJECTIVE: C-Store channel / E-Commerce opportunities

OPPORTUNITY: Launch a line of 20 oz PET bottles to break into massive channel for CSDs

- E.g., Dr. Pepper alone is a $245 million business in C-Stores

CONCEPT:

The classic bold soda flavor that you love, now comes naturally. Now in regular and zero sugar 20 oz PET. Resealable and perfect for on the go!

Available in Ginger Ale, Root Beer, and Dr. Better flavors.

PRICING: $1.79-$1.99 EDLP/ PROMO 2 for $3 or 2 for $2


ORIGINAL
REED'S
ALL-NATURAL
REAL
GINGER ALE
CRISP•CLASSIC•CLEAN
HANDCRAFTED
ROOT BEER
VIRGIL'S
HANDCRAFTED
DR. BETTER
VIRGIL'S

REED'S INC 2021 INNOVATION — PET 1 LITER

BUSINESS OBJECTIVE: Grocery/Natural/Ecommerce

OPPORTUNITY: Capitalize on more at-home consumption with 1-liter PET "family pack"

TREND SET OPPORTUNITY



- Magic Kombucha introduced a **2 Liter Kombucha**, the only kombucha in this pack size in SPINS' database
- The brand is **leveraging a new pack size, attuned with consumption occasions** to differentiate, and finding success


ORIGINAL
REED'S
REAL
GINGER ALE
CRISP•CLASSIC•CLEAN
ORIGINAL
ZERO
REED'S
REAL
GINGER ALE
CRISP•CLASSIC•CLEAN

CONCEPT:

The classic bold soda flavor that you love, now comes naturally. Reed's Inc first ever family pack. Expandable- consumable.

PRICING: TBD (lower price/oz vs 12 oz bottles)

REED'S INC

INNOVATION BY CHANNEL (IN ORDER OF PRIORITY)

2021 PACKAGE AND CHANNEL STRATEGY TO BUILD UBIQUITY ACROSS THE US



SUPERS/NATRL
Warm Shelf
Warm Shelf
1liter
Warm Shelf
Mixer Set
Cold
Shots Candy
CLUB
DRUG
C-STORE
COLLEGE/ VENDING
HOSPITALS
LIQUOR
AIRLINES

Historical Financials


REED'S
EXTRA
NON-ALCOHOLIC
AMERICA'S
#1 GINGER BEER
Nasdaq

REED'S INC

HISTORICAL INCOME STATEMENT

	Fiscal Year Ended December 31, 2018	Fiscal Year Ended December 31, 2019	Nine Months Ended 9/30/2019	Nine Months Ended 9/30/2020
Net Sales	$ 38,102,000	$ 33,820,000	$ 26,669,000	$ 30,938,000
% Growth	*1.0%*	*(11.2)%*		*16.0%*
Cost of Goods Sold	$ 27,424,000	$ 25,944,000	$ 19,390,000	$ 21,694,000
Gross Profit	$ 10,678,000	$ 7,876,000	$ 7,279,000	$ 9,244,000
% Margin	*28.0%*	*23.3%*	*27.3%*	*29.9%*
Operating Expenses				
Delivery and Handling Expense	$ 5,489,000	$ 5,993,000	$ 4,369,000	$ 4,950,000
Selling and Marketing Expense	4,879,000	9,188,000	7,718,000	5,382,000
General and Administrative Expense	8,383,000	7,596,000	6,557,000	4,872,000
Impairment of Assets	229,000	0	0	0
Gain on Sale or Disposal of Equipment	0	(45,000)	0	0
Gain on Sale of Los Angeles plant	(180,000)	0	0	0
Total Operating Expenses	$ 18,800,000	$ 22,732,000	$ 18,644,000	$ 15,204,000
Operating Income	$(8,122,000)	$(14,856,000)	$(11,365,000)	$(5,960,000)
% Margin	*(21.3)%*	*(43.9)%*	*(42.6)%*	*(19.3)%*
Other Expenses				
Interest Expense	$ 2,201,000	$ 1,286,000	$ 947,000	$ 961,000
Change in Fair Value of Warrant Liability	2,000	(30,000)	(23,000)	(1,000)
Total Other Expenses	$ 2,203,000	$ 1,256,000	$ 924,000	$ 960,000
Net Income	$(10,325,000)	$(16,112,000)	$(12,289,000)	$(6,920,000)
% Margin	*(27.1)%*	*(47.6)%*	*(46.1)%*	*(22.4)%*
Net Income	$(10,325,000)	$(16,112,000)	$(12,289,000)	$(6,920,000)
Modified EBITDA	$(4,957,000)	$(12,765,000)	$(8,978,000)	$(4,808,000)
% Margin	*(13.0)%*	*(37.7)%*	*(33.7)%*	*(15.5)%*

MODIFIED EBITDA

	Fiscal Year Ended December 31,		Nine Months Ended	
	2018	2019	9/30/2019	9/30/2020
Net Income	$(10,325,000)	$(16,112,000)	$(12,289,000)	$(6,920,000)
Modified EBITDA Adjustments:				
Depreciation and Amortization	$ 108,000	$ 152,000	$ 108,000	$ 145,000
Interest Expense	2,201,000	1,286,000	947,000	961,000
Stock Option and Other Noncash Compensation	2,081,000	1,296,000	1,597,000	1,007,000
Change in Fair Value of Warrant Liability	2,000	(30,000)	(23,000)	(1,000)
Gain on Plant Sale	(180,000)	0	0	0
Impairment and Severance Costs	1,156,000	643,000	682,000	0
Total EBITDA Adjustments	$ 5,368,000	$ 3,347,000	$ 3,311,000	$ 2,112,000
Modified EBITDA	$(4,957,000)	$(12,765,000)	$(8,978,000)	$(4,808,000)
% Margin	*(13.0)%*	*(37.7)%*	*(33.7)%*	*(15.5)%*

REED'S INC BALANCE SHEET

	As of December 31, 2018	As of December 31, 2019	As of 9/30/2020
Assets			
Current Assets			
Cash	$ 624,000	$ 913,000	$ 875,000
Accounts Receivable	2,608,000	2,099,000	4,647,000
Receivable from Related Party	195,000	356,000	391,000
Inventory	7,380,000	10,508,000	9,436,000
Prepaid Expenses and Other Current Assets	131,000	420,000	704,000
Total Current Assets	$ 10,938,000	$ 14,296,000	$ 16,053,000
Long Term Assets			
Property and Equipment, Net	$ 896,000	$ 1,053,000	$ 984,000
Equipment Held for Sale, Net	82,000	67,000	67,000
Intangible Assets	576,000	576,000	613,000
Total Long Term Assets	$ 1,554,000	$ 1,696,000	$ 1,664,000
Total Assets	$ 12,492,000	$ 15,992,000	$ 17,717,000

	As of December 31, 2018	As of December 31, 2019	As of 9/30/2020
Liabilities & Stockholders' Equity			
Current Liabilities			
Accounts Payable	$ 5,721,000	$ 5,539,000	$ 5,441,000
Accrued Expenses	1,483,000	646,000	835,000
Line of Credit	6,980,000	3,177,000	4,272,000
Current Portion of Capital Leases Payable	51,000	49,000	114,000
Current Portion of Long Term Financing Obligation	0	0	470,000
Convertible Note to a Related Party	0	0	5,128,000
Total Current Liabilities	$ 14,235,000	$ 9,411,000	$ 16,260,000
Long Term Liabilities			
Capital Leases Payable, Less Current Portion	$ 801,000	$ 737,000	$ 592,000
Bank Notes, Less Current Portion	0	0	300,000
Convertible Note to a Related Party	4,161,000	4,689,000	0
Warrant Liability	38,000	8,000	7,000
Total Long Term Liabilities	$ 5,000,000	$ 5,434,000	$ 899,000
Total Liabilities	$ 19,235,000	$ 14,845,000	$ 17,159,000
Stockholders' Equity			
Convertible Preferred	$ 94,000	$ 94,000	$ 94,000
Common Stock	3,000	5,000	6,000
Common Stock Issuable	0	0	285,000
Additional Paid in Capital	53,591,000	77,596,000	83,646,000
Accumulated Deficit	(60,431,000)	(76,548,000)	(83,473,000)
Total Stockholders' Equity	$(6,743,000)	$ 1,147,000	$ 558,000
Total Liabilities and Stockholders' Equity	$ 12,492,000	$ 15,992,000	$ 17,717,000

Appendix


DAILY
GINGER
WELLNESS GINGER SHOT
REED'S
3000MG
NATURAL
GINGER
2 FL OZ. (59 ML)

REED'S INC

STRONG SUPPORTING TEAM



Neal Cohane
Chief Sales Officer

- Joined Reed's in 2007 as SVP Sales & Marketing
- Over 30 years in beverage industry
- Has served in multiple senior-level sales and managerial positions at PepsiCo, South Beach Beverage Company, and Coca-Cola of New York.



Lindsay Martin
Vice President, Marketing

- Joined Reed's in January 2018
- Over 15 years CPG global and commercial experience, including Tostitos, Ritz, Hawaiian Tropic, Banana Boat, and Schick.
- Earned her MBA from the Tuck School of Business at Dartmouth



Richard H. Hubli
Vice President, Operations

- Joined Reed's in September 2020
- Over 40 years in beverage industry
- Has served in multiple senior-level operations and managerial positions at PepsiCo, Cadbury Schweppes, Nestle, General Foods, Fuze, High Ridge Brands and Kozy Shack Enterprises

CURRENT CO-PACKER NETWORK


Noel Canning (Pepsi)
Full Sail Brewing (Mules/Glass)
Sonoma Beverage (Langer)
CCB
Clinton's Ditch (Pepsi)
Lion Brewery
Castle Co-Packers
Total Bottle Capacity
East (3.0M Cases)
West (4.0M Cases)
Total Can Capacity
East (3.0M Cases)
West (1.0M Cases)
Existing co-packers
Near-term targeted co-packers

	Q1 2020 Capacity	Q1 2021 Capacity
Bottle Capacity	6.0M Cases	7.0M Cases
Can Capacity	2.5M Cases	4.0M Cases
Total Capacity	**8.5M Cases**	**11.0M Cases**

DISTRIBUTION ACROSS THE ENTIRE U.S.

35,000+ SUPER/NATURAL DOORS AND GROWING


PCC NATURAL MARKETS
metropolitan market delivers
COSTCO WHOLESALE
Haggen FOOD & PHARMACY
ROSAUERS
Yoke's FRESH MARKET
SUPERVALU
QFC
Albertsons
HARMONS NEIGHBORHOOD GROCER
festival
TARGET
meijer
Jewel-Osco
Spartan Stores
Wegmans
Price Chopper
MARKET BASKET
Hannaford
BJ's
Roche Bros.
STOP&SHOP
Big Y
shaw's
King Kullen
CVS Health
FredMeyer
Raley's BEL AIR
WinCo FOODS
Cub FOODS
SAFEWAY
ROUNDYS
L&B
LUNDS&BYERLYS
GIANT EAGLE
ShopRite
GIANT
BevMo! BEVERAGES & MORE
KING Soopers
HyVee
FRESH THYME FARMERS MARKET
ACME
Total Wine & MORE
Gelson's
Ralphs
NATURAL GROCERS
Kroger
FOOD LION
Lowes FOODS
THE FRESH MARKET
COMMISSARY
Bristol Farms
fry's
fry's Marketplace
City Market
Harris Teeter Your Neighborhood Food Market
Smart&Final
TRADER JOE'S
Bashas'
Walmart
ingles
STATER BROS.
SPROUTS FARMERS MARKET
United supermarkets
piggly wiggly
H-E-B
Central Market
SAFEWAY
WHOLE FOODS MARKET
ROUSES
Southeastern Grocers
BROOKSHIRE'S
Publix
Brookshire Brothers

GINGER IS A FASTEST GROWING FUNCTIONAL BEVERAGE INGREDIENT



Dollars (M), Top Functional Ingredients
Dollar % Change, Yago
Dollar Change (M), Yago
SPIRULINA BLUE GREEN ALGAE
PROTEIN - ANIMAL & PLANT COMBO
VITAMIN C (NOT ESTER-C)
PROBIOTIC SUPPLEMENT
SOY FOODS
ANTIOXIDANT COMBO OF A C & E
PROTEIN - PLANT - MULTI
TURMERIC
CHIA SEED OR OIL
PROTEIN - ANIMAL - WHEY
VITAMIN B COMPLEX
GINGER
$200
$150
$100
$50
$0
-50%
0%
50%
100%
150%
($20)
($10)
$0
$10

*Unknown, Private Label, and Uncoded values are excluded

Source: SPINS Latest 52 Weeks Ending 8/9/2020, Total MULO + Nat Enh

REED'S INC

TRANSFORMATION ROADMAP

2017	2018	2019
Transition	**Turnaround**	**Brand Build/Sell-Thru Velocity**
✓ Business Assessment	✓ Optimize Operating Model	✓ Brand Refresh
✓ New Strategy	✓ Sell LA Plant	✓ Core Innovation – Zeros & Cans
✓ Price Increase	✓ New Credit Line	✓ Pull Campaign
✓ SKU Rationalization	✓ Build Marketing & Sales Infrastructure and Refresh	✓ Trade investment - Displays/POS - Promotions/Coupons - Sampling

2020+ Growth Plan

Continuous Improvements	Category Innovation	Outlet Expansion
✓ Increase production capacity	✓ Ginger Ale	▪ Adding 2K-5K new outlets
✓ Drive margin growth	✓ Ready-to-Drink Mule	▪ Adding sales resources
✓ Implement QC protocol	✓ Wellness Ginger Shots	▪ Trade Spend
✓ Implement focused growth	✓ Redesigned Candy Packaging	▪ Slotting
▪ Develop concentrate model	▪ Reformulating Ginger Beer w/Hemp	▪ New Channels / Ecommerce/ Brokers
▪ Streamline supply chain	▪ Functionals	▪ New Channel-specific packaging
		▪ Organization alignment

✓ = completed initiative

▪ = ongoing initiative

REED'S INC 2021 INNOVATION — NEW GINGER ALE FLAVORS

BUSINESS OBJECTIVE: Grocery/Natural/Ecommerce

OPPORTUNITY: Growth of Mocktails and Interest in Flavors

CONCEPT:

Now get your favorite Ginger Ale Cocktail as a Mocktail.

Drink straight or Mix.

Real Ginger, All-Natural

PRICING: TBD


TRANSFUSION
ZERO
REED'S
ALL-NATURAL
REAL*
GINGER ALE
CRISP*CLASSIC*CLEAN
NON-ALCOHOLIC
12 FL OZ (355 mL)
SHIRLEY TEMPTING
ZERO
REED'S
ALL-NATURAL
REAL*
GINGER ALE
CRISP*CLASSIC*CLEAN
NON-ALCOHOLIC
12 FL OZ (355 mL)

2021 INNOVATION — RE-INTRODUCTION OF PREMIUM GINGER BEER

BUSINESS OBJECTIVE: Grocery/Natural/Ecommerce

OPPORTUNITY: Consumers have told us they don't want it to go. We are moving to refresh the last Classic Reed's SKU vs. discontinue.

CONCEPT: 100% Honey and Pineapple Sweetened

PRICING: TBD


PREMIUM
100% HONEY & PINEAPPLE SWEETENED
CRAFT GINGER BEER
REED'S
ALL-NATURAL
AMERICA'S #1 GINGER BEER
NON-ALCOHOLIC
MADE FROM FRESH GINGER

2021 INNOVATION — 12 PACK DR. BETTER

BUSINESS OBJECTIVE: Grocery/Natural/Ecommerce

OPPORTUNITY: Consumer Feedback limited time offer of another old popular brand

CONCEPT:

This Dr. is just Better. Now a Dr. Better Flavor

PRICING: TBD


VIRGIL'S
HANDCRAFTED DR. BETTER
12 PACK
NEW
ZERO SUGAR DR. BETTER

BUSINESS OBJECTIVE: Expand all commodity volume ("ACV"), Velocity in high-turning/ fast-growing segments

OPPORTUNITY: Launch new flavors as ammunition to attract Zevia users

- 76% of Zevia drinkers are very (or extremely) likely to try Virgil's Zero[1]
- Dr. Pepper, Grapefruit and Ginger Ale are on-trend, high-growth flavors[2]
  - Dr Pepper: $1.6 billion (12.6%)
  - Diet Dr Pepper: $614 million (12.9%)
  - Fresca Grapefruit: $58 million (12.9%)
  - Dr Zevia: $10 million (25.6%)
  - Zevia Grapefruit: $1 million (12.2%)
  - Zevia Ginger Ale: $13 million (23.3%)


ZERO SUGAR DR. BETTER
NEW
0
VIRGIL'S
ZERO SUGAR
DR. BETTER
12 FL OZ (355 mL)
ZERO SUGAR GINGER ALE
NEW
0
VIRGIL'S
ZERO SUGAR
GINGER ALE
12 FL OZ (355 mL)
ZERO SUGAR GRAPEFRUIT
NEW
0
VIRGIL'S
ZERO SUGAR
GRAPEFRUIT
12 FL OZ (355 mL)

CONCEPT:
The Classic bold soda flavor that you love, with no guilt, now in new flavors!

PRICING: $4.99-$5.99

[1] Source: Brookmark Zevia Target Insights Study; June 2020; 600 Zevia Respondents
[2] Source: SPINS Latest 52 Weeks Ending 8/9/2020, Total MULO + Nat Enh

2021 INNOVATION — ALTERNATIVE PACKAGING

BUSINESS OBJECTIVE: Incremental placement

OPPORTUNITY: Leverage limited edition packs to gain in-store display and bring news and excitement to the brand

CONCEPT:

Now special editions of the brews you love in a unique pack!

- Virgil's Bavarian Nutmeg Root Beer
- Flying Cauldron collectible bottle
- Virgil's Root Beer Party Keg

PRICING: Premium priced/oz



VIRGIL'S
ROOTBEER



VIRGIL'S
MICRO
BREWED
ROOTBEER
PARTY KEG



FLYING CAULDRON
Butterscotch Beer
Non-Alcoholic

REED'S INC

2021 INNOVATION — CRYSTALIZED GINGER CLIP STRIPS

BUSINESS OBJECTIVE: Incremental placement

OPPORTUNITY: Gain in-store display and bring news and excitement to the brand

PRICING: Premium priced/oz


TASTIER JUICIER
REED'S
CRYSTALLIZED
GINGER


TASTIER JUICIER
CRAFT GINGER CANDY
REED'S
CRYSTALLIZED
GINGER
CANDIED BABY GINGER ROOT
FRESH GINGER
#1 GINGER


REED'S

REED'S INC GINGER ALE MERCHANDISING

NEW GINGER ALE MERCHANDISING EXCELLENCE STACKS, RACKS, END CAPS



GINGER
GINGER




LOADED FOR THE HOLIDAYS

STOP&SHOP
BARGAIN AISLE



Kroger
Mega Sale
THE BEST DEALS FROM
11/8/20 TO 1/31/21



REED'S
REAL GINGER ALE
ZERO
REED'S
REAL GINGER ALE








Butterscotch Beer
Magical
Delicious
Non-Alcoholic


Butterscotch
Beer 4pk

REED'S INC

ZERO'S ARE THE HEROES

REED'S VIRGIL'S


CLEAN
VIRGIL'S


REED'S
GINGER
EXTRA